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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2018

OvaScience, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35890 (Commission File Number)	45-1472564 (IRS Employer Identification No.)

9 Fourth Avenue Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)

Registrant's telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Second Amendment to Merger Agreement

        On November 1, 2018, OvaScience, Inc. (the "Company"), Orion Merger Sub, Inc. ("Merger Sub") and Millendo Therapeutics, Inc. ("Millendo") entered into a Second Amendment to the Agreement and Plan of Merger and Reorganization dated as of August 8, 2018, as amended on September 25, 2018 (as amended from time to time, the "Merger Agreement") relating to the planned merger of Millendo with and into the Merger Sub (the "Amendment"). The Amendment, among other things, provides that the pre-closing financing to be undertaken by Millendo, including the conversion of any convertible promissory notes issued after the date of the Merger Agreement, would be consummated at a price per share of not less than $1.2096. The Amendment also provides that Millendo's valuation would equal the sum of $155 million plus any proceeds received in the pre-closing financing, and that the Company's valuation would be lowered to $45.5 million, subject to certain adjustments set forth in the Merger Agreement. The Amendment additionally (i) provides that the definition of Millendo outstanding shares used for purposes of the exchange ratio shall include shares of Millendo's common stock available for issuance under its stock option plans, (ii) provides for an adjustment to the Company's net cash in connection with certain litigation matters, and (iii) revises the definition of the Company's outstanding lease obligations with respect to its principal office space. It also revises certain representations and warranties being made by Millendo.

        A copy of the Amendment is attached hereto as Exhibit 2.1, and this description is qualified in its entirety by reference to the text of the Amendment.

Stock Purchase Agreement

        In connection with the closing of the Merger (as defined in the Merger Agreement), the Company intends to complete a private placement financing (the "Post-Closing Financing") with an institutional investor (the "Post-Closing Financing Investor") involving the sale of approximately $20 million of the Company's common stock, par value $0.001 per share. In connection with the Post-Closing Financing, on November 1, 2018, the Company entered into a stock purchase agreement (as amended from time to time, the "Purchase Agreement") with the Post-Closing Investor and Millendo pursuant to which such shares of the Company's common stock will be issued following the closing of the Merger. The Purchase Agreement may be terminated as follows: (i) at any time prior to the closing of the Post-Closing Financing and prior to termination of the Merger Agreement by mutual written consent of the Company, Millendo and the Post-Closing Financing Investor, (ii) at any time prior to the closing of the Post-Closing Financing and following termination of the Merger Agreement by either the Company, Millendo or the Post-Closing Financing Investor, (iii) by the Post-Closing Financing Investor if the closing of the Post-Closing Financing has not been consummated by February 8, 2019, (iv) by Millendo or the Company if the closing of the Post-Closing Financing has not been consummated by February 8, 2020 or (v) by Millendo, the Company or the Post-Closing Financing Investor if the Post-Closing Financing would violate any nonappealable order, degree or judgment of any governmental authority having competent jurisdiction. If the Merger does not close because either the Company or Millendo terminates the Merger Agreement in order to accept a superior offer, the Post-Closing Financing Investor will be entitled to receive a termination fee of $1 million from the party that owes a termination fee pursuant to the Merger Agreement. The shares of the Company's common stock issued in the Post-Closing Financing will be sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the resale of the Company's common stock will be registered pursuant to a resale registration statement on Form S-3 (the "Resale Shelf") to be filed with the SEC. The Post-Closing Financing will not occur until the completion of the Merger and the effectiveness of such Form S-3, unless such conditions are waived by the Post-Closing Financing Investor. In the event that the Merger has closed, but the Form S-3 has not gone effective, the Post-Closing Financing Investor will have the right, subject to the terms of the Purchase Agreement, to make the investment at any time prior to at least February 8, 2020 if it does not terminate the agreement sooner.

        Under the terms of the Purchase Agreement, the shares of the Company's common stock would be issued to the Post-Closing Financing Investor at a price per share of Company common stock equal to $1.2096 divided by the Exchange Ratio (as defined in the Merger Agreement).

        A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, and this description is qualified in its entirety by reference to the text of the Purchase Agreement.

Registration Rights Agreement

        In connection with the Post-Closing Financing, on November 1, 2018, the Company entered into a Registration Rights Agreement with the Post-Closing Financing Investor providing for the registration and resale by the Post-Closing Financing Investor of the Company's common stock issued in the Post-Closing Financing (the "Registrable Securities"). Pursuant to the Registration Rights Agreement, the Company is required to as promptly as reasonably practical following the execution of the Registration Rights Agreement file the Resale Shelf with respect to the Registrable Securities held by or issuable to the Post-Closing Financing Investor. Thereafter, the Company is required to file an acceleration request and use its reasonable efforts to cause the Resale Shelf to become effective. The Company will be required to use reasonable best efforts to maintain the effectiveness of the Resale Shelf until the Registrable Securities have been disposed of or are no longer Registrable Securities.

        These registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations, including the Company's right to withdraw the Resale Shelf under certain circumstances. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions.

        A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2, and this description is qualified in its entirety by reference to the text of the Registration Rights Agreement.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

        On October 29, 2018, the Company received notice from The Nasdaq Stock Market LLC ("Nasdaq") that the Company has been granted an additional 180 calendar days, or until April 22, 2019, to regain compliance with the minimum $1.00 bid price per share requirement of the Nasdaq listing rules.

        As previously disclosed, on April 27, 2018, the Company received a written notification from Nasdaq's Listing Qualifications Department that it had failed to comply with Nasdaq Listing Rule 5450(a)(1) because the bid price for the Company's common stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement for continued listing. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was afforded an initial period of 180 calendar days, or until October 24, 2018, to regain compliance with Rule 5450(a)(1).

        The Company determined that it would not be in compliance with Rule 5450(a)(1) by October 24, 2018, and on October 22, 2018, submitted an application to transfer the Company's common stock from listing on the Nasdaq Global Market to the Nasdaq Capital Market. Doing so allowed the Company to become eligible for an additional 180 day compliance period provided for companies listed on the Nasdaq Capital Market, provided that the Company met the continued listing requirements for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the minimum bid price requirement, and provided written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

In accordance with the original notification, the Company indicated in its transfer application that it met all of the other continuing listing requirements for the Nasdaq Capital Market, with the exception of the bid price requirement, and provided written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

        Accordingly, at the opening of business on October 31, 2018, the listing of the shares of the Company's common stock was transferred from the Nasdaq Global Market to the Nasdaq Capital Market. The Company's common stock will continue to trade under the symbol "OVAS."

        If at any time before April 22, 2019 the bid price of the Company's common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written notice that the Company has achieved compliance with the Nasdaq listing rules. If the Company does not regain compliance by April 22, 2019, the Company expects that Nasdaq will provide written notice that the Company's common stock will be delisted. At that time, the Company may appeal Nasdaq's determination to a Nasdaq hearing panel.

        The Company believes that the completion of its proposed merger with Millendo will address the Nasdaq compliance matter described in this Current Report on Form 8-K. The Company will continue to monitor the bid price for its common stock and consider various other options available to it if its common stock does not trade at a level that is likely to regain compliance.

Forward-Looking Statements

        This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning OvaScience, Millendo, the proposed transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of OvaScience, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of OvaScience and Millendo to consummate the transaction; risks related to OvaScience's continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to OvaScience's ability to correctly estimate its operating expenses and its expenses associated with the transaction; the ability of OvaScience or Millendo to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in OvaScience's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement on Form S-4, containing a proxy statement, prospectus and information statement, and Current Reports on Form 8-K filed with the SEC. OvaScience can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, OvaScience undertakes no obligation to revise or update any forward-

looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

        This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

        On September 26, 2018, OvaScience filed a registration statement containing a proxy statement, prospectus and information statement with the SEC, in connection with the proposed transaction. OVASCIENCE URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OVASCIENCE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders may obtain free copies of the proxy statement, prospectus and information statement and other documents filed by OvaScience with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by OvaScience with the SEC by contacting Investor Relations by mail at OvaScience, Inc., Attn: Investor Relations, 9 Fourth Avenue, Waltham, Massachusetts 02451. Investors and stockholders are urged to read the proxy statement, prospectus and information statement and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

        OvaScience and Millendo, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the special interests of OvaScience's directors and executive officers in the proposed transaction are included in the proxy statement, prospectus and information statement referred to above. Additional information regarding these persons is included in OvaScience's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 15, 2018, and the proxy statement for OvaScience's 2018 annual meeting of stockholders, filed with the SEC on April 30, 2018. These documents can be obtained free of charge from the sources indicated above.

Item 8.01    Other Events.

        In connection with the entry into the Purchase Agreement, on November 1, 2018, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

2.1	Second Amendment to Agreement and Plan of Merger and Reorganization, dated November 1, 2018, by and among OvaScience, Inc., Orion Merger Sub, Inc. and Millendo Therapeutics, Inc.
10.1	Stock Purchase Agreement, dated as of November 1, 2018, by and among OvaScience, Inc., the purchasers set forth on Schedule I thereto and Millendo Therapeutics, Inc.
10.2	Registration Rights Agreement, dated as of November 1, 2018, by and among OvaScience, Inc. and the investors listed on Schedule A thereto.
99.1	Press Release, dated November 1, 2018.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.
Date: November 1, 2018	/s/ CHRISTOPHER KROEGER, M.D., M.B.A. Christopher Kroeger, M.D., M.B.A. Chief Executive Officer

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing .
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE